BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

(the “Fund”)

Supplement dated July 27, 2018 to the

Summary Prospectuses and Prospectuses, each dated April 30, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The second paragraph in the section of the Fund’s Summary Prospectuses entitled “Key Facts About BlackRock Strategic Global Bond Fund, Inc. — Principal Investment Strategies of the Fund” and the second paragraph in the section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About BlackRock Strategic Global Bond Fund, Inc. — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund will spread its investments among different types of fixed-income securities and different countries based upon Fund management’s analysis of the yield, maturity and currency considerations affecting these securities. The Fund may invest in U.S. and foreign government and corporate fixed-income securities, including junk bonds and unrated securities. The Fund normally will invest at least 80% of its net assets plus any borrowings for investment purposes in bonds and related derivative instruments with similar economic characteristics. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; debt obligations of U.S. or foreign issuers; municipal securities; and asset-backed securities. The Fund may invest up to 100% of its assets in securities classified as junk bonds.

The second paragraph in the section of the Fund’s Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

There is no restriction on the types of debt securities the Fund can buy or on the maturity of those securities. The Fund may invest in U.S. and foreign government and corporate fixed-income securities, including junk bonds and unrated securities. Government securities include securities issued or guaranteed by a government or a governmental agency or instrumentality. The Fund also may invest in securities issued by certain international organizations. The Fund normally will invest at least 80% of its net assets plus any borrowings for investment purposes in bonds and related derivative instruments with similar economic characteristics. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; debt obligations of U.S. or foreign issuers; municipal securities; and asset-backed securities. The 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund may invest up to 100% of its assets in securities classified as junk bonds. The Fund will spread its investments among different types of fixed-income securities and different countries based upon Fund management’s analysis of the yield, maturity and currency considerations affecting these securities.

The second paragraph in the section of the Fund’s Prospectuses entitled “Management of the Fund — Portfolio Manager information” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Rick Rieder, Scott Thiel, Amer Bisat and Bob Miller are jointly and primarily responsible for the day-to-day management of the Fund.

Shareholders should retain this Supplement for future reference.

ALLPRO-SGB-0718SUP